ACCOUNTS RECEIVABLE - Schedule of Accounts Receivable (Q1) (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Receivables [Abstract]
Accounts receivable	$ 4,048	$ 3,639	$ 2,536
Unbilled receivables	743	731	806
Total Receivables	4,791	4,370	3,342
Less allowance for doubtful accounts	(1,623)	(1,481)	(297)
Accounts receivable, net	$ 3,168	$ 2,889	$ 3,045